Fair Value	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value
9.	FAIR VALUE

Measured on recurring basis

The Group measures its financial assets and liabilities including cash and cash equivalents and available-for-sale investments at fair value on a recurring basis as of December 31, 2016 and 2017. Cash and cash equivalents are classified within Level 1 of the fair value hierarchy because they are valued based on the quoted market price in an active market. Available-for-sale investments are debt securities and are measured at fair value on a recurring basis with changes in fair value recorded in unrealized holding gains and losses reported in other comprehensive income.

As of December 31, 2016 and 2017, information about inputs for the fair value measurements of the Group’s assets that are measured at fair value on a recurring basis in periods subsequent to their initial recognition is as follows:

	Fair Value Measurement as of December 31,
Description	2016	Quoted Prices in Active Market for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$257,564	$257,564	—	$—
Available-for-sale investments	7,266	—	—	7,266

Total	$264,830	$257,564	—	$7,266

	Fair Value Measurement as of December 31,
Description	2017	Quoted Prices in Active Market for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
Cash and cash equivalents	$685,827	$685,827	—	$—

Total	$685,827	$685,827	—	$—

The Group measured the fair value of its available for sales investments using the income approach and consider those as Level 3 measurement because the Group used unobservable inputs to determine their fair values. Specifically, the Group estimates the fair value of these investments based on the discounted cash flow approach which requires significant judgments, including the estimation of future cash flows, which is dependent on internal forecasts, the estimation of long term growth rate of a company’s business, the estimation of the useful life over which cash flows will occur, and the determination of the weighted average cost of capital. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

Additional information about the reconciliation of the fair value measurement of available-for-sale investments using significant unobservable inputs (level 3) on a recurring basis are is as follows:

Balance as of December 31, 2016	$7,266
Purchase	1,458
Other-than-temporary loss recognized	(4,386)
Reclassification to cost method investment (i)	(4,611)
Foreign exchange difference	273

Balance as of December 31, 2017	$—

(i)	The investment in Qindao was reclassified from available-for-sale investment to cost method investment as of result of the waiver of redemption right in July 2017. Please refer to Note 5 for additional information on the reclassification.

Measured on nonrecurring basis

The Group measures its long-term investments (excluding long-term available for sale investments) at fair value on a nonrecurring basis whenever events or changes in circumstances indicate that the carrying value may not be recoverable. As of December 31, 2016 and 2017, the Group performed an impairment test on its cost and equity method investees and recorded an impairment loss of $1,151 and $nil, respectively.

Such impairments are considered level 3 fair value measurements because the Group used unobservable inputs such as the management projection of discounted future cash flow and the discount rate.